UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 24, 2012

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52041	16-1634847
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11000 North IH-35, Austin, Texas	78753-3195
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 837-8810

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On July 24, 2012, Golfsmith International Holdings, Inc. (the “Company”) completed the previously announced merger (the “Merger”) with Major Merger Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of Golf Town USA Holdings Inc. (“Golf Town”), whereby Merger Sub merged with and into the Company with the Company continuing as the surviving corporation (the “Surviving Corporation”) and a wholly-owned subsidiary of Golf Town. The Merger was effected pursuant to the terms of the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 11, 2012, among the Company, Golf Town and Merger Sub. At the effective time of the Merger (the “Effective Time”), the following events took place in connection with the consummation of the Merger:

Item 1.01	Entry into a Material Definitive Agreement.

On July 24, 2012, following the Effective Time, the Company executed a joinder (the “Joinder”) to the underwriting agreement (the “Underwriting Agreement”), dated as of July 13, 2012, by and among Golf Town Canada Inc. (“GT Canada”), Merger Sub, the guarantors named therein (collectively, the “Guarantors”) and the several underwriters named therein relating to the private offering (the “Offering”) by GT Canada and Merger Sub of 125,000,000 units (the “Units”) for aggregate gross proceeds to GT Canada and the US Issuer (as defined below) of C$125,000,000. Pursuant to the Joinder, at the time of the Merger, the Company assumed Merger Sub’s obligations under the Underwriting Agreement. The term “US Issuer” means, prior to the consummation of the Merger, Merger Sub, and following the consummation of the Merger, the Company, and the term “Issuers” means GT Canada and the US Issuer. Pursuant to the Underwriting Agreement, the Issuers agreed to sell and the Underwriters agreed to purchase, as principals, the Units, subject to compliance with all necessary legal requirements and with the terms and conditions contained in the Underwriting Agreement, including the completion of the Merger. The Issuers intend to use the proceeds from the Offering, together with additional borrowings under the New Credit Agreement (as defined below), to repay all outstanding debt under GT Canada’s existing senior secured credit facility with The Toronto-Dominion Bank, GT Canada’s existing subordinated secured credit facility with OMERS Administration Corporation (“OMERS”), Golf Town’s existing promissory notes in favor of OCPI GT Investment Limited and the Existing Credit Agreement (as defined below), to repay certain outstanding debt under OCPI Golf Holdings Inc.’s existing promissory note to OCPI GT Investment Limited and to pay certain fees and expenses associated with the Merger, the Offering and certain other financing and corporate reorganization transactions. To the extent that any excess funds remain, such excess funds will be distributed indirectly to OMERS.

The Units are being offered in each of the provinces of Canada on a private placement basis in accordance with National Instrument 45-106 – Prospectus and Registration Exemptions, without the filing of a prospectus. The Units are also being offered and will be sold only to qualified institutional buyers in an unregistered offering pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act.

The Underwriting Agreement contains customary representations, warranties and agreements by GT Canada, the US Issuer and the Guarantors and customary conditions to closing, indemnification obligations of GT Canada, the US Issuer and the Guarantors, including for liabilities under the Securities Act, and termination provisions.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated in this Item by reference.

Item 1.02	Termination of Material Definitive Agreement.

In connection with entering into the New Credit Agreement, on July 24, 2012, the Company repaid in full all obligations and liabilities owing under, and terminated, the Amended and Restated Credit Agreement, dated as of June 20, 2006, by and among Golfsmith International, L.P., Golfsmith NU, L.L.C. and Golfsmith USA, L.L.C., as

borrowers, the Company and the other subsidiaries of the Company identified therein as credit parties and General Electric Capital Corporation, as administrative agent and lender (as amended by the First Amendment thereto, dated as of September 26, 2007, the Second Amendment thereto, dated as of July 9, 2010, and the Consent and Third Amendment thereto, dated as of May 11, 2012) (the “Existing Credit Agreement”). No early termination penalties were incurred by the Company in connection with the termination of the Existing Credit Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Following the completion of the Merger, the Company, GT Canada, Golf Town USA Inc., Golf Town GP II Inc., Golf Town Operating Limited Partnership, Accolade Reaction Promotion Group USA Inc., Golfsmith Europe, L.L.C., Golfsmith Licensing, L.L.C., Golfsmith Incentive Services, LLC, Golfsmith 2 GP, L.L.C., Golfsmith International, Inc., Golfsmith International, L.P., Golfsmith NU, L.L.C. and Golfsmith USA, L.L.C., as borrowers, lenders party thereto and General Electric Capital Corporation, as administrative agent, entered into a credit facility (as amended, restated, supplemented or otherwise modified from time to time, the “New Credit Agreement”) consisting of a US$135.0 million asset based revolving credit facility and a C$15.0 million non-revolving first in last out term loan facility, the proceeds of which will be used, among other things, to repay the Existing Credit Agreement and to provide funds for working capital, capital expenditures and for general corporate needs. Loans under the New Credit Agreement will be made available subject to a borrowing base test with the maximum amount available under the revolving credit facility to be the lesser of (a) US$135.0 million and (b) up to 90% of certain eligible receivables plus up to 90% of the net orderly liquidation value percentage of eligible inventory plus up to 60% of the fair market value of eligible owned real estate (in each case after deducting certain reserves and other amounts), and with the maximum amount available under the term loan facility to be the lesser of (x) C$15.0 million and (y) up to 10% (reducing to 7.5% after 12 months following the closing date of the New Credit Agreement and 5% after 24 months following the closing date of the New Credit Agreement) of certain eligible receivables plus up to 10% (reducing to 7.5% after 12 months following the closing date of the New Credit Agreement and 5% after 24 months following the closing date of the New Credit Agreement) of the net orderly liquidation value percentage of eligible inventory (in each case after deducting certain reserves and other amounts). To the extent the borrowing base for the term loan facility is less than C$15.0 million, such deficiency will be deducted from the borrowing base for the revolving credit facility.

The New Credit Agreement has affirmative and negative covenants customary for asset based financings, including provisions regarding collateral reporting, access to premises, maintenance of satisfactory cash management systems and limitations on the ability to incur debt, pay dividends, permit to exist liens and dispose of assets subject, in each case, to certain exceptions. The New Credit Agreement contains customary events of default for facilities of this type including a cross-default to other debt exceeding US$2.5 million and to the Units and events of default resulting from covenant breach, failure to pay amounts under the New Credit Agreement, bankruptcy and store closure or suspension of business greater than a threshold amount. The New Credit Agreement also contains representations, warranties and indemnities that are customary for facilities of this type. Loans outstanding under the New Credit Agreement will bear interest at a fluctuating rate based on, in the case of US dollar loans, the base rate or LIBOR and, in the case of Canadian dollar loans, the BA Rate of the Canadian index rate, plus in each case the applicable margin.

The maturity date of the New Credit Agreement will be the sooner of (a) six months prior to the maturity of the Units and (b) July 24, 2017. The New Credit Agreement will be guaranteed by Golf Town and Golf Town Canada Holdings Inc. and will be secured on a first-priority basis (subject to permitted liens) by substantially all of the existing and after-acquired personal property and owned real property of the borrowers and guarantors thereunder.

Cautionary Notice Regarding Forward-Looking Information

Statements in this document regarding the transaction between the Company, Golf Town and Merger Sub, future financial and operating results, benefits and synergies of the proposed transaction, future opportunities for the combined company, and any other statements about future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These

forward-looking statements are based on our beliefs, assumptions, and expectations of future events, taking into account the information currently available to us. These statements may include, among others, statements regarding our expected business outlook, anticipated financial and operating results, our business strategy and means to implement the strategy, our objectives, the amount and timing of future store openings, store remodels and capital expenditures, the likelihood of our success in expanding our business, financing plans, working capital needs and sources of liquidity. The words “believe,” “may,” “should,” “anticipate,” “estimate,” “expect,” “intend,” “potential,” “project,” “plan,” and similar statements are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance, or financial condition to differ materially from the expectations of future results, performance, or financial condition we express or imply in any forward-looking statements. Forward-looking statements are not guarantees of performance. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Many of these factors are beyond our ability to control or predict. Our forward-looking statements speak only as of the date of this press release. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

July 24, 2012	By:	/s/ James A. Eliasberg
Name: James A. Eliasberg
Title: Vice President, General Counsel and Secretary

4